Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of China Granite Corporation, a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Form 10-QSB/A for the quarter period ended June 30, 2005 (the "Form 10-QSB/A") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 8, 2006	/s/ Dong Chen
Dong Chen, President and CEO

Dated: February 8, 2006	/s/ Costas Takkas
Costas Takkas, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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